Exhibit 99.1

Editorial Contacts:		Investor Contact:
Dakota Lee	Greg Wood	David Allen
Atheros Communications	A&R Edelman for Atheros	Atheros Communications
408-720-5597	650-762-2838	408-830-5762
dakota@atheros.com	gwood@ar-edelman.com	david.allen@atheros.com

Atheros Announces HSR Clearance for its Planned Acquisition of Intellon

SANTA CLARA, Calif., Oct. 27, 2009 — Atheros Communications, Inc. (NASDAQ: ATHR), a global leader in innovative technologies for wireless and wired communications, today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) for Atheros’ planned acquisition of Intellon Corporation expired on October 26, 2009. Accordingly, the condition that any waiting period or clearance, consent or approval under the HSR Act shall have expired, been terminated or be obtained has been satisfied.

This transaction remains subject to approval by Intellon’s stockholders, having an effective registration statement on Form S-4 with respect to the Atheros common stock to be issued in connection with this transaction and various other customary closing conditions. Atheros continues to expect that this transaction will close during the fourth fiscal quarter of 2009.

About Atheros Communications, Inc.

Atheros Communications is a global leader in innovative technologies for wireless and wired communications. Atheros combines its wireless and networking systems expertise with high-performance radio frequency (RF), mixed signal and digital semiconductor design skills to provide highly integrated chipsets that are manufactured on low-cost, standard complementary metal-oxide semiconductor (CMOS) processes. Atheros technology is used by a broad base of leading customers, including personal computer, networking equipment and consumer device manufacturers. For more information, please visit http://www.atheros.com or send an email to info@atheros.com.

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Atheros and the Atheros logo are trademarks of Atheros Communications, Inc. All other trademarks mentioned in this document are the sole property of their respective owners.

NOTE ON FORWARD-LOOKING STATEMENTS:

Except for the historical information contained herein, the matters set forth in this press release, including our statements regarding the expected closing of the Company’s planned acquisition of Intellon, constitute forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could materially affect the events or results in such statements, including the risks described in our quarterly report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission. Any forward-looking statements herein speak only as of the date hereof. Atheros disclaims any obligation to update these forward-looking statements.

Important Additional Information and Where You Can Find It

In connection with the proposed acquisition of Intellon Corporation, Atheros has filed a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the SEC). Investors and security holders are urged to read the proxy statement/prospectus and any amendments thereto when they become available and other relevant documents filed with the SEC regarding the proposed transaction because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement/prospectus, as amended (when it is available), and other documents filed by Atheros and Intellon with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus, as amended (when available), and other documents filed with the SEC may also be obtained for free by contacting Atheros Investor Relations by e-mail at ir@atheros.com or by telephone at (408) 830-5672 or by contacting Intellon Investor Relations by e-mail at suzanne@blueshirtgroup.com or by telephone at (415) 217-7722.

Atheros, Intellon, and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Additional information concerning Atheros’ directors and executive officers is set forth in Atheros’ Proxy Statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2009. Additional information concerning Intellon’s directors and executive officers is set forth in Intellon’s Proxy Statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2009. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to, respectively, Atheros’ Investors page on its corporate website at www.atheros.com and Intellon’s Investor Relations page on its corporate website at www.intellon.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros or Intellon stockholders generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.